   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2000
                                                        REGISTRATION NO. 2-66268
                                                                       811-2979
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ---------------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                 [X]
                           PRE-EFFECTIVE AMENDMENT NO.                   [ ]
                         POST-EFFECTIVE AMENDMENT NO. 23                 [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                    ACT OF 1940                          [X]
                                AMENDMENT NO. 24                         [X]

                             ---------------------

             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPY TO:

                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                           NEW YORK, NEW YORK 10019

                             ---------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                          immediately upon filing pursuant to paragraph (b)
                     ----
                       X  on February 24, 2000 pursuant to paragraph (b)
                     ----
                          60 days after filing pursuant to paragraph (a)
                     ----
                          on (date) pursuant to paragraph (a) of rule 485.
                     ----


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             PROSPECTUS - FEBRUARY 24, 2000


Morgan Stanley Dean Witter


               ----------------------------------------------------------------



                                                     TAX-EXEMPT SECURITIES TRUST



A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL




  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective........................1
                            Principal Investment Strategies.............1
                            Principal Risks.............................2
                            Past Performance............................4
                            Fees and Expenses...........................6
                            Additional Investment Strategy Information..7
                            Additional Risk Information.................8
                            Fund Management.............................9

Shareholder Information     Pricing Fund Shares........................10
                            How to Buy Shares..........................10
                            How to Exchange Shares.....................12
                            How to Sell Shares.........................14
                            Distributions..............................16
                            Tax Consequences...........................16
                            Share Class Arrangements...................18

Financial Highlights         ..........................................25

Our Family of Funds          .......................... Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


      INVESTMENT OBJECTIVE
--------------------------------

          Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.





[GRAPHIC OMITTED]


      PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------

                         The Fund will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:



           o  municipal bonds --            within the three highest grades by
                                            Moody's Investors Service Inc.
                                            ("Moody's"), Standard & Poor's
                                            Corporation ("S&P"), or Fitch IBCA,
                                            Inc. ("Fitch");

           o  municipal notes --            within the two highest grades or, if
                                            not rated, have outstanding bonds
                                            within the three highest grades by
                                            Moody's, S&P or Fitch; and

           o  municipal commercial paper -- within the highest grade by
                                            Moody's, S&P or Fitch.


[sidebar open]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[end sidebar]



          The Fund may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").



          The Fund may invest up to 10% of its assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.



          The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.



          Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity.



          In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.




[GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------

          There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.



          Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.


          Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.


          Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.



                          HOW INTEREST RATES AFFECT BOND PRICES
                      ----------------------------------------------------------

                                 PRICE PER $1,000 OF A MUNICIPAL BOND
                                             IF INTEREST
                                               RATES:
                                 -----------------------------------
                                    INCREASE*        DECREASE**
                                 -----------------------------------
BOND MATURITY           COUPON      1%      2%       1%        2%
--------------------------------------------------------------------
  1 Year         2000 3.95%       $990    $981    $1,010    $1,020
--------------------------------------------------------------------
  5 Years        2004 4.70%       $957    $916    $1,045    $1,093
--------------------------------------------------------------------
  10 Years       2009 5.05%       $926    $858    $1,082    $1,171
--------------------------------------------------------------------
  20 Years       2019 5.80%       $892    $799    $1,128    $1,278
--------------------------------------------------------------------
  30 Years       2029 5.95%       $875    $773    $1,155    $1,350
--------------------------------------------------------------------



                         Source: Municipal Market Data (a division of Thomson Financial Municipal Group); "Aaa" yield curve as of 12/31/99. The table is not representative of price changes for inverse floating rate municipal obligations which typically respond to changes in interest rates to a greater extent than comparable obligations. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


                         * Assumes no effect from market discount calculation. **Assumes bonds are non-callable.



          The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.


          Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation:
          (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

          Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its lease obligations investments. For more information about these risks, see the "Additional Risk Information" section.


          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.





[GRAPHIC OMITTED]


      PAST PERFORMANCE
----------------------------

          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

                         ANNUAL TOTAL RETURNS -- CALENDAR YEARS



[GRAPHIC OMITTED]

1990    5.86%
1991   12.71%
1992    9.09%
1993   11.23%
1994   -5.55%
1995   17.37%
1996    3.61%
1997    8.73%
1998    6.11%
1999   -2.71%




                         The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.




[open sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
[end sidebar]




                         During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was --5.50% (quarter ended March 31, 1994).

                         AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
-------------------------------------------------------------------------------

                                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------
  Class A1                                 -6.95%       5.27%          5.73%
-------------------------------------------------------------------------------------
  Class B2                                 -7.86%         --             --
-------------------------------------------------------------------------------------
  Class C2                                 -4.29%         --             --
-------------------------------------------------------------------------------------
  Class D3                                 -2.71%       6.42%          6.44%
-------------------------------------------------------------------------------------
  Lehman Brothers Municipal Bond Index4    -2.06%       6.91%          6.89%
-------------------------------------------------------------------------------------



  1 Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.
  2  Classes B and C commenced operations on July 28, 1997.
  3 Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.
  4 The Lehman Brothers Municipal Bond Index tracks the performance of Municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investor Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees, or changes. The Index is unmanaged and should not be considered an investment.


[sidebar open]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
[end sidebar]

[GRAPHIC OMITTED]


      FEES AND EXPENSES
-----------------------------

          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.



                                                      CLASS A       CLASS B       CLASS C      CLASS D
--------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)      4.25%1        None          None        None
--------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None2         5.00%3        1.00%4      None
--------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
  Management fee                                     0.44  %       0.44  %       0.44  %     0.44%
--------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees              0.13  %       0.60  %       0.70  %     None
--------------------------------------------------------------------------------------------------------
  Other expenses                                     0.07  %       0.07  %       0.07  %     0.07%
--------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses               0.64  %       1.11  %       1.21  %     0.51%
--------------------------------------------------------------------------------------------------------

 1 Reduced for purchases of $25,000 and over.

 2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

 3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

 4 Only applicable if you sell your shares within one year after purchase.



[sidebar open]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidebar]

[sidebar open]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 1999.
[end sidebar]

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


                   IF YOU SOLD YOUR SHARES:                IF YOU HELD YOUR SHARES:
            --------------------------------------- ---------------------------------------
            1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------- -------- --------- --------- ---------- --------- --------- --------- ---------
  CLASS A   $ 488    $621      $767      $1,189     $ 488     $621      $767      $ 1,189
----------- -----    ----      ----      ------     -----     ----      ----      -------
  CLASS B   $ 613    $653      $812      $1,352     $ 113     $353      $612      $ 1,352
----------- -----    ----      ----      ------     -----     ----      ----      -------
  CLASS C   $ 223    $384      $665      $1,466     $ 123     $384      $665      $ 1,466
----------- -----    ----      ----      ------     -----     ----      ----      -------
  CLASS D   $52      $164      $285      $640       $  52     $164      $285      $640
----------- -----    ----      ----      ------     -----     ----      ----      -------



          Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.





[GRAPHIC OMITTED]



      ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
          This section provides additional information relating to the Fund's principal strategies.


          Lease Obligations. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities for public and private purposes.


          Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.


          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.





[GRAPHIC OMITTED]


      ADDITIONAL RISK INFORMATION
----------------------------------------

          This section provides additional information relating to the principal risks of investing in the Fund.



          Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.



          Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

[GRAPHIC OMITTED]



       FUND MANAGEMENT
----------------------------
                         The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

[sidebar open]
MORGAN STANLEY
DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of January 31, 2000.
[end sidebar]


                         The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. James F. Willison, Senior Vice President and Director of the Tax-Exempt Fixed-Income Group of the Investment Manager has been a primary portfolio manager of the Fund since its inception. Joseph R. Arcieri, Senior Vice President of the Investment Manager, has been a primary portfolio manager of the Fund since February 1997. Mr. Willison and Mr. Arcieri have been portfolio managers with the Investment Manager for over five years.


                         The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.44% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


       PRICING FUND SHARES
-------------------------------
          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

          The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.


          An exception to the Fund's general pricing policy concerns its short-term debt securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.





[GRAPHIC OMITTED]


      HOW TO BUY SHARES

------------------------------
                         You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

[sidebar open]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
[end sidebar]


                         Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.



                          MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------

                                      MINIMUM INVESTMENT
                              -------------------------------------
  INVESTMENT OPTIONS                 INITIAL      ADDITIONAL
-------------------------------------------------------------------
  Regular Accounts                $1,000          $100
-------------------------------------------------------------------
  EasyInvest(Service Mark)
  (Automatically from your
  checking or savings account
  or Money Market Fund)           $100*           $100*
-------------------------------------------------------------------

  *  Provided your schedule of investments totals $1,000 in twelve months.


[sidebar]
EASYINVEST(SERVICE MARK)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[end sidebar]



                         There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.


          Investment Options for Certain Institutional and Other
          Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.



          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Tax-Exempt Securities Trust.

           o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


      HOW TO EXCHANGE SHARES
------------------------------------

          Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.


          Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.



          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.



          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.



          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.



          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.



          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.


          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.



          Limitations on Exchanges. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.




          CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]


      HOW TO SELL SHARES
-------------------------------
          You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------- --------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                       o  your account number;
[GRAPHIC OMITTED]      o  the dollar amount or the number of shares you wish to sell;
                       o  the Class of shares you wish to sell; and
                       o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                      Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800)
                      869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------

                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
 [GRAPHIC OMITTED]    a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                      --------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.



          Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.



          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.



          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.



          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.



          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]


      DISTRIBUTIONS
------------------------
                         The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


[sidebar open]
TARGETED DIVIDENDS(SERVICE MARK)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[end sidebar]


                         The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.



          Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.




[GRAPHIC OMITTED]


       TAX CONSEQUENCES
----------------------------
          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


          You need to be aware of the possible tax consequences when:

           o  The Fund makes distributions; and

           o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

          Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


          Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


          If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.



          If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.



          The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


          Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


          When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]


       SHARE CLASS ARRANGEMENTS
-------------------------------------
          The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


          The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.



          The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:



                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                             0.25%
--------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years          0.60%
--------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                   0.70%
--------------------------------------------------------------------------------------------------------------
  D       None                                                                              None
--------------------------------------------------------------------------------------------------------------



CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

          The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


[sidebar open]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]

                                                  FRONT-END SALES CHARGE
                                      -----------------------------------------------
AMOUNT OF                                  PERCENTAGE OF       APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                     PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                   4.25%                   4.44%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000       4.00%                   4.17%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000      3.50%                   3.63%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000     2.75%                   2.83%
-------------------------------------------------------------------------------------
  $250,000 but less than $1 million   1.75%                   1.78%
-------------------------------------------------------------------------------------
  $1 million and over                    0                       0
-------------------------------------------------------------------------------------


          The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

           o A single account (including an individual, trust or fiduciary account).

           o Family member accounts (limited to husband, wife and children under the age of 21).

           o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           o  Tax-exempt organizations.

           o Groups organized for a purpose other than to buy mutual fund shares.


          Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


          Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

          You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.




          Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


          Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:



           o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


           o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


           o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

           o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

           o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES
Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.





                                      CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE          AMOUNT REDEEMED
---------------------------------------------------------------
  First                                         5.0%
---------------------------------------------------------------
  Second                                        4.0%
---------------------------------------------------------------
  Third                                         3.0%
---------------------------------------------------------------
  Fourth                                        2.0%
---------------------------------------------------------------
  Fifth                                         2.0%
---------------------------------------------------------------
  Sixth                                         1.0%
---------------------------------------------------------------
  Seventh and thereafter                       None
---------------------------------------------------------------

[sidebar open]
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]



          Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.



          CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

           o Sales of shares held at the time you die or become disabled
             (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


           o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1 /2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1 /2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

           o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


           o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

          All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.



          Distribution Fee. Class B shares are also subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B.


          Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


          Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

          If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.



          Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


          For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.


          In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

          Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:


           o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

           o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


           o Certain unit investment trusts sponsored by Dean Witter Reynolds.


           o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


          Meeting Class D Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

          NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

          PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


 CLASS A


                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 12.02                $ 12.09                  $   12.00
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                0.58                   0.59                       0.25
  Net realized and unrealized gain (loss)            ( 0.91)                  0.10                       0.14
                                                     --------               --------                 ---------
 Total income (loss) from investment operations      ( 0.33)                  0.69                       0.39
---------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                              ( 0.58)                ( 0.59)                    ( 0.25)
  Net realized gain                                  ( 0.03)                ( 0.17)                    ( 0.05)
                                                     --------               --------                 ---------
 Total dividends and distributions                   ( 0.61)                ( 0.76)                    ( 0.30)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $ 11.08                $ 12.02                  $   12.09
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       ( 2.82)%                 5.86%                      3.31%(1)
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
 Expenses                                              0.64%(4)(5)            0.74%(4)(5)                0.76%(2)(3)
 Net investment income                                 4.98%(5)               4.88%(5)                   4.96%(2)
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $17,198                $15,041                  $3,857
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 13%                    15%                        16%
---------------------------------------------------------------------------------------------------------------------




*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B
---------------------------------------------------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                 $  12.07               $  12.14              $ 12.00
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                  0.53                   0.55                 0.23
  Net realized and unrealized gain (loss)              ( 0.91)                  0.10                 0.19
                                                      --------               --------              --------
 Total income (loss) from investment operations        ( 0.38)                  0.65                 0.42
---------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                ( 0.53)                ( 0.55)              ( 0.23)
  Net realized gain                                    ( 0.03)                ( 0.17)              ( 0.05)
                                                      --------               --------              --------
 Total dividends and distributions                     ( 0.56)                ( 0.72)              ( 0.28)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $  11.13               $  12.07              $ 12.14
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         ( 3.25)%                 5.47%                3.57%(1)
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                1.11%(4)(5)            1.10%(4)(5)          1.14%(2)(3)
---------------------------------------------------------------------------------------------------------------------
 Net investment income                                   4.51%(5)               4.52%(5)             4.87%(2)
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands              $139,786               $132,303              $95,573
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   13%                    15%                  16%




*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C
----------------------------------------------------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 12.04               $ 12.11                $ 12.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                0.51                  0.53                   0.23
  Net realized and unrealized gain (loss)            ( 0.91)                 0.10                   0.16
                                                     --------              ---------              ---------
 Total income (loss) from investment operations      ( 0.40)                 0.63                   0.39
----------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                              ( 0.51)               ( 0.53)                ( 0.23)
  Net realized gain                                  ( 0.03)               ( 0.17)                ( 0.05)
                                                     --------              ---------              ---------
 Total dividends and distributions                   ( 0.54)               ( 0.70)                ( 0.28)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $ 11.10               $ 12.04                $ 12.11
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       ( 3.37)%                5.36%                  3.28%(1)
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
 Expenses                                              1.21%(4)(5)           1.20%(4)(5)            1.20%(2)(3)
----------------------------------------------------------------------------------------------------------------------
 Net investment income                                 4.41%(5)              4.34%(5)               4.41%(2)
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $10,025               $7,599                 $2,953
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 13%                  15%                    16%
----------------------------------------------------------------------------------------------------------------------




*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

 CLASS D
-------------------------------------------------------------------------------


YEARS ENDED DECEMBER 31                                   1999
-------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
-------------------------------------------------------------------------------
 Net asset value, beginning of period                $  12.01
-------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                 0.59
  Net realized and unrealized gain (loss)             ( 0.91)
                                                     ---------
 Total income (loss) from investment operations       ( 0.32)
-------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                               ( 0.59)
  Net realized gain                                   ( 0.03)
                                                     ---------
 Total dividends and distributions                    ( 0.62)
-------------------------------------------------------------------------------
 Net asset value, end of period                      $  11.07
-------------------------------------------------------------------------------
 TOTAL RETURN+                                        ( 2.71)%
-------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------
 Expenses                                               0.51%(1)(2)
-------------------------------------------------------------------------------
 Net investment income                                  5.11%(2)
-------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $853,216
-------------------------------------------------------------------------------
 Portfolio turnover rate                                  13%
-------------------------------------------------------------------------------



YEARS ENDED DECEMBER 31                                    1998*                 1997*          1996           1995
---------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                  $   12.08             $   11.77      $   12.09      $   11.01
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                    0.62                   0.63           0.65           0.67
  Net realized and unrealized gain (loss)                  0.10                   0.36          ( 0.24)         1.19
                                                       -----------           ----------     ----------     ----------
 Total income (loss) from investment operations            0.72                   0.99           0.41           1.86
---------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                   ( 0.62)                ( 0.63)        ( 0.65)        ( 0.67)
  Net realized gain                                       ( 0.17)                ( 0.05)        ( 0.08)        ( 0.11)
                                                       -----------           ----------     ----------     ----------
 Total dividends and distributions                        ( 0.79)                ( 0.68)        ( 0.73)        ( 0.78)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $   12.01             $   12.08      $   11.77      $   12.09
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              6.11%                  8.73%          3.61%         17.37%
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.50  %(1)(2)           0.49%          0.48%          0.48%
---------------------------------------------------------------------------------------------------------------------
 Net investment income                                     5.12  %(2)              5.34%          5.52%          5.76%
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $1,023,246            $1,096,998     $1,190,034     $1,325,308
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      15%                    16%            18%            21%
---------------------------------------------------------------------------------------------------------------------




* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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                                                                              29

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------


GROWTH FUNDS

GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund


THEME FUNDS

Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities


GLOBAL/INTERNATIONAL FUNDS

Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------
GROWTH & INCOME FUNDS



Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio



THEME FUNDS
Real Estate Fund
Utilities Fund



GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund


--------------------------------------------------------------------------------
INCOME FUNDS

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)


GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust


--------------------------------------------------------------------------------
MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)


There may be funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's Prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                           PROSPECTUS - FEBRUARY 24, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


[GRAPHIC OMITTED]


You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



TICKER SYMBOLS:

  Class A:              TAXAX
-------------------------------
  Class B:              TAXBX
-------------------------------

  Class C:              TAXCX
-------------------------------
  Class D:              TAXDX
-------------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2979)


Morgan Stanley Dean Witter


                                                     TAX-EXEMPT SECURITIES TRUST






















                                                    A MUTUAL FUND THAT SEEKS TO
                                                PROVIDE A HIGH LEVEL OF CURRENT
                                                     INCOME EXEMPT FROM FEDERAL
                                                    INCOME TAX, CONSISTENT WITH
                                                    THE PRESERVATION OF CAPITAL

STATEMENT OF ADDITIONAL INFORMATION
                                                      Morgan Stanley Dean Witter
                                                     Tax-Exempt Securities Trust
February 24, 2000



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated February 24, 2000) for the Morgan Stanley Dean Witter Tax-Exempt Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.





Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...................................................  4
II.   Description of the Fund and Its Investments and Risks ..........  4
        A. Classification ............................................  4
        B. Investment Strategies and Risks ...........................  4
        C. Fund Policies/Investment Restrictions .....................  9
III.  Management of the Fund ......................................... 11
        A. Board of Trustees ......................................... 11
        B. Management Information .................................... 11
        C. Compensation .............................................. 15
IV.   Control Persons and Principal Holders of Securities ............ 17
V.    Investment Management and Other Services ....................... 17
        A. Investment Manager ........................................ 17
        B. Principal Underwriter ..................................... 18
        C. Services Provided by the Investment Manager ............... 18
        D. Dealer Reallowances ....................................... 19
        E. Rule 12b-1 Plan ........................................... 19
        F. Other Service Providers ................................... 23
VI.   Brokerage Allocation and Other Practices ....................... 24
        A. Brokerage Transactions .................................... 24
        B. Commissions ............................................... 24
        C. Brokerage Selection ....................................... 25
        D. Directed Brokerage ........................................ 25
        E. Regular Broker-Dealers .................................... 25
VII.  Capital Stock and Other Securities ............................. 26
VIII. Purchase, Redemption and Pricing of Shares ..................... 26
        A. Purchase/Redemption of Shares ............................. 26
        B. Offering Price ............................................ 27
IX.   Taxation of the Fund and Shareholders .......................... 28
X.    Underwriters ................................................... 30
XI.   Calculation of Performance Data ................................ 30
XII.  Financial Statements ........................................... 33
XIII. Appendix ....................................................... 54


                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York is the Custodian of the Fund's assets.


     "Dean Witter Reynolds" - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors" - Morgan Stanley Dean Witter authorized financial services representatives.


     "Fund" - Morgan Stanley Dean Witter Tax-Exempt Securities Trust, a registered open-end investment company.


     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


   "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.


     "Trustees" - The Board of Trustees of the Fund.

     I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Tax-Exempt Securities Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. There is no limit, however, on the percentage of the Fund's assets that may be committed to hedging transactions.

     Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.


     The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the

Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


     YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.

     Improperly functioning trading systems may result in settlement problems and liquidity issues. Governmental data processing errors could result in overall economic uncertainties. Operations ran smoothly from the last week in December through the first few weeks of January, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including the issuers whose securities are contained in the Fund's portfolio.




C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

    1. Seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     The Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

    3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the United States Government, its agencies or instrumentalities.

    5. Invest in common stock.

    6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.


    7. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.


    8. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.


    9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.


   10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).


   11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.


   12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.


   13. Make loans of money or securities, except: (a) by the purchase of debt obligations and (b) by investment in repurchase agreements.


   14. Make short sales of securities.


   15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.


   16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.


   17. Invest for the purpose of exercising control or management of any other issuer.


   18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.


   19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION



     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 93 such Funds as of the calendar year ended December 31, 1999), are shown below.






 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (59) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds; formerly Chairman
3100 West Big Beaver Road                     and Chief Executive Officer of Levitz Furniture
Troy, Michigan                                Corporation (November 1995-November 1998) and
                                              President and Chief Executive Officer of Hills
                                              Department Stores (May 1991-July 1995); formerly
                                              variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer (1987-1991)
                                              of the Sears Merchandise Group of Sears, Roebuck
                                              and Co.; Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (66) ..............   Chairman, Director or Trustee, and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Edwin J. Garn (67) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Huntsman Corporation                      Utah)(1974-1992) and Chairman, Senate Banking
500 Huntsman Way                              Committee (1980-1986); formerly Mayor of Salt
Salt Lake City, Utah                          Lake City, Utah (1971-1974); formerly Astronaut,
                                              Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the board
                                              of various civic and charitable organizations.

Wayne E. Hedien (66) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March 1993-
                                              December 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July 1989-December
                                              1994); director of various other business and
                                              charitable organizations.

Dr. Manuel H. Johnson (51) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System (1986-
                                              1990) and Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (63) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation (1984-1988); director of various
                                              business organizations.

Philip J. Purcell* (56) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              MSDW subsidiaries.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
John L. Schroeder (69) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens Utilities
Counsel to the Independent Trustees           Company (telecommunications, gas, electric and
1675 Broadway                                 water utilities company); formerly Executive Vice
New York, New York                            President and Chief Investment Officer of the
                                              Home Insurance Company (August 1991-
                                              September 1995).

Mitchell M. Merin (46) ....................   President and Chief Operating Officer of Asset
President                                     Management of MSDW (since December 1998);
Two World Trade Center                        President and Director (since April 1997) and Chief
New York, New York                            Executive Officer (since June 1998) of the
                                              Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since
                                              June 1998) and Director (since January 1998) of
                                              the Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999); Trustee of various
                                              Van Kampen investment companies (since
                                              December 1999); previously Chief Strategic Officer
                                              of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the
                                              Distributor (April 1997-June 1998), Vice President
                                              of the Morgan Stanley Dean Witter Funds
                                              (May 1997-April 1999), and Executive Vice
                                              President of Dean Witter, Discover & Co.

Barry Fink (45) ...........................   Executive Vice President (since December 1999)
Vice President,                               and Secretary and General Counsel (since
Secretary and General Counsel                 February 1997) and Director (since July 1998) of
Two World Trade Center                        the Investment Manager and MSDW Services
New York, New York                            Company; Executive Vice President (since
                                              December 1999) and Assistant Secretary and
                                              Assistant General Counsel (since February 1997)
                                              of the Distributor; Assistant Secretary of Dean
                                              Witter Reynolds (since August 1996); Vice
                                              President, Secretary and General Counsel of the
                                              Morgan Stanley Dean Witter Funds (since February
                                              1997); previously Senior Vice President (March
                                              1997-December 1999), First Vice President (June
                                              1993-February 1997), Vice President and Assistant
                                              Secretary and Assistant General Counsel of the
                                              Investment Manager and MSDW Services
                                              Company, Senior Vice President of the Distributor
                                              (March 1997-December 1999) and Assistant
                                              Secretary of the Morgan Stanley Dean Witter
                                              Funds.

James F. Willison (56) ....................   Senior Vice President and Director of the Tax-
Vice President                                Exempt Fixed-Income Group of the Investment
Two World Trade Center                        Manager; Vice President of various Morgan Stanley
New York, New York                            Dean Witter Funds.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Joseph R. Arcieri (51) ....................   Senior Vice President of the Investment Manager
Vice President                                (since December 1999); formerly Vice President of
Two World Trade Center                        the Investment Manager; Vice President of various
New York, New York                            Morgan Stanley Dean Witter Funds.
Thomas F. Caloia (53) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Peter M. Avelar, Senior Vice President of the Investment Manager and Director of the High Yield Group of the Investment Manager, Jonathan R. Page, Senior Vice President of the Investment Manager and Director of the Money Market Group of the Investment Manager, Katherine H. Stromberg, Senior Vice President of the Investment Manager, and Gerard J. Lian, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 1999.



                               FUND COMPENSATION



                                                       AGGREGATE
                                                     COMPENSATION
NAME OF INDEPENDENT TRUSTEE                          FROM THE FUND
-------------------------------                     --------------
Michael Bozic .................................         $1,550
Edwin J. Garn .................................          1,600
Wayne E. Hedien ...............................          1,600
Dr. Manuel H. Johnson .........................          2,100
Michael E. Nugent .............................          1,933
John L. Schroeder .............................          1,933

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS






                                                       TOTAL CASH
                                                       COMPENSATION
                                                      FOR SERVICES TO
                                                         93 MORGAN
NAME OF                                                STANLEY DEAN
INDEPENDENT TRUSTEE                                    WITTER FUNDS
-------------------------------                      ----------------
Michael Bozic .................................           $134,600
Edwin J. Garn .................................            138,700
Wayne E. Hedien ...............................            138,700
Dr. Manuel H. Johnson .........................            208,638
Michael E. Nugent .............................            193,324
John L. Schroeder .............................            193,324



     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/ trustee referred to as an "Eligible Director/Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.



----------

(1) An Eligible Director/Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director/Trustee and his or her spouse on the date of such Eligible Director/Trustee's retirement. In addition, the Eligible Director/Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director/Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS




                               FOR ALL ADOPTING FUNDS
                           ------------------------------
                                                                                ESTIMATED ANNUAL
                                                          RETIREMENT BENEFITS       BENEFITS
                               ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                            CREDITED YEARS    ESTIMATED   ------------------- --------------------
                             OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                       RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ............        10             60.44%     $378    $20,933     $  907    $50,588
Edwin J. Garn ............        10             60.44       557     31,737        909     50,675
Wayne E. Hedien ..........         9             51.37       711     39,566        771     43,000
Dr. Manuel H. Johnson.....        10             60.44       229     13,129      1,360     75,520
Michael E. Nugent ........        10             60.44       395     23,175      1,209     67,209
John L. Schroeder ........         8             50.37       768     41,558        955     52,994



----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 16.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding Class A shares of the Fund as of January 28, 2000: Morgan Stanley Dean Witter Trust FSB Trustee FBO Richard K. Allen and Dorothy B. Allen Revocable Trust Husband and Wife Share, P.O. Box 503, Jersey City, NJ 07311 - 5.603%; Howard C. Kauffmann & Suzanne M. Kauffmann JTTEN, 2724 Peachtree Road NW, Atlanta, GA 30305-2978 - 5.335%;
Sylvia Corcoran and Edward V. Corcoran JTTEN, 5355 Nautilus Drive, Cape Coral, FL 33904-5973 - 5.114%; Robert T. Smylie, 2512 Metropolitan Drive, Trevose, PA 19053-6738 - 5.095%; Sharon R. Frank, 338 Waycliffe North, Wayzata, MN 55391-1390 - 5.065%; Theodore S. Oparowski, Jr. and Elizabeth A. McCrave JTTEN, c/o Mike Tinkler, 33 Beverly Ave., Lansdowne, PA 19050-2705 - 5.035%. The following owned 5% or more of the outstanding shares of Class C on January 28, 2000: Danilo F. Piccinini & Lola Piccinini JTTEN, P.O. Box 5307, Incline Vlg., NV 89450-5307 - 5.881%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.



V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $5,004,702, $5,139,570 and $4,908,427, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.


     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.



C. SERVICES PROVIDED BY THE INVESTMENT MANAGER


     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.



     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.



D. DEALER REALLOWANCES


     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.



E. RULE 12B-1 PLAN



     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).






                           1999                1998                1997
                   ------------------- ------------------- -------------------
Class A .......... FSCs:(1) $107,818   FSCs:(1) $168,708   FSCs:(1)  $ 69,207
                   CDSCs:   $      0     CDSCs: $      0     CDSCs:  $      0
Class B .......... CDSCs:   $274,899     CDSCs: $119,895     CDSCs:  $ 10,314
Class C .......... CDSCs:   $ 10,671     CDSCs: $  6,087     CDSCs:  $    530
Class D .......... FSCs:    $      0      FSCs: $      0      FSCs:  $448,316(2)


----------

(1)   FSCs apply to Class A only.

(2) Prior to July 27, 1998 the Fund charged an FSC. On July 28, 1997 existing shares of the Fund were designated Class D shares, which have no FSC.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 1999, of $855,483. This amount is equal to 0.60% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended December 31, 1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $23,738 and $67,457, respectively, which amounts are equal to 0.13% and 0.70% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.15% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.70% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.


     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds' Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $6,742,375 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 14.64% ($987,346)-advertising and promotional expenses; (ii) 0.84% ($56,477)-printing of prospectuses for distribution to other than current shareholders; and (iii) 84.52% ($5,698,552)-other expenses, including the gross sales credit and the carrying charge, of which 1.47% ($83,916) represents carrying charges, 22.95% ($1,307,909) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 32.49% ($1,851,291) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 1999 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $4,717,309 as of December 31, 1999 (the end of the Fund's fiscal year), which was equal to 3.37% of the net assets of Class B on such date. Of this amount, $2,455,436 represents excess distribution expenses of Dean Witter National Municipal Trust the net assets of which were combined with those of the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C on December 31, 1999 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.



     (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS


     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.



VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.



     For the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid no brokerage commissions.



B. COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.



     During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not effect any securities transactions through any affiliated brokers or dealers.



C. BROKERAGE SELECTION


     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 1999, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of December 31, 1999, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


     In the case of Class B shares of the Fund issued in exchange for shares of Dean Witter National Municipal Trust ("National Municipal") in connection with the reorganization of National Municipal with the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. or Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, and the five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the above table will apply to redemptions of any of such shares. The CDSC schedule applicable to National Municipal was as follows:
Shares held for three years or more after purchase (calculated as described in the paragraph above) are not subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which depends on how long the shares have been held, as set forth in the following table:





           Year Since                                CDSC as a Percentage
     Purchase Payment Made                            of Amount Redeemed
-------------------------------                     ---------------------
First ........................................               3.0%
Second .......................................               2.0%
Third ........................................               1.0%
Fourth and thereafter ........................               None

     Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.


     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


     Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.



B. Offering Price


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan."

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.


     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a market to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.


     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by individual shareholders is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of shares in the Fund for shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.

     If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation
Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares.

     Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 4.0% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e. Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charges applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Following the restated performance information for Class A and Class D is the actual performance of the Fund based on its original, single class sales charge structure as of its last fiscal year. Also set forth below is the actual performance of Class B and Class C as of their last fiscal year.

     Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 1999, the yield, calculated pursuant to the formula described above, was approximately 4.66%, 4.51%, 4.42% and 5.12% for Class A, Class B, Class C and Class D, respectively.


     The Fund may also quote a "tax-equivalent yield" for each Class determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The yield for Class A, Class B, Class C and Class D shares, based upon a Federal personal income tax bracket of 39.60% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 1999 were 7.72%, 7.47%, 7.32% and 8.48% respectively, based upon the yield quoted above.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Class A and Class D shares of the Fund for the year ended December 31, 1999 were -6.95% and -2.71%, respectively; the restated average annual total returns for the five years ended December 31, 1999 were 5.27% and 6.42%, respectively; and the restated average annual total returns for the ten years ended December, 1999 were 5.73% and 6.44%, respectively. The average annual total returns of Class B for the fiscal year ended December 31, 1999 and for the period July 28, 1997 (inception of the Class) through December 31, 1999 were -7.86% and 1.19%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 1999 and for the period July 28, 1997 (inception of the Class) through December 31, 1999 were -4.29% and 2.09%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on the foregoing calculation, the Fund's average annual total return for Class A shares for the year ended December 31, 1999 was -2.82% and the restated average annual total return for the five years ended December 31, 1999 was 6.19% and the restated average annual total return for the ten years ended December 31, 1999 was 6.19%. Because the Class D shares are not subject to any sales charge, the Fund would only advertise average annual returns as calculated in the previous paragraph. The average annual total returns of Class B for the fiscal year ended December 31, 1999 and for the period July 28, 1997 through December 31, 1999 were -3.25% and 2.31%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 1999 and for the period July 28, 1997 through December 31, 1999 were -3.37% and 2.09%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for Class A and Class D shares for the year ended December 31, 1999 were -2.82% and -2.71%, respectively, the restated total returns for the five years ended December 31, 1999 were 35.03% and 36.51%, and the restated total returns for the ten years ended December 31, 1999 were 82.35% and 86.65%. Based on the foregoing calculation, the Fund's total returns for Class B and Class C shares for the year ended December 31, 1999 were -3.25% and -3.37%, respectively, the total returns for the period July 28, 1997 through December 31, 1999 were 5.70% and 5.15%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 1999:




                                             INVESTMENT AT INCEPTION OF:
                                        -------------------------------------
                        INCEPTION
CLASS                     DATE:          $10,000      $50,000       $100,000
-----------------   -----------------   ---------   -----------   -----------
Class A .........        03/27/80(1)    $48,187     $242,823      $489,420
Class B .........        07/28/97        10,570       52,850       105,700
Class C .........        07/28/97        10,515       52,575       105,150
Class D .........        03/27/80        52,775      263,875       527,750


----------
(1) For purposes of restating the performance of Class A, the inception date set forth in the above table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.



     All shares of the Fund held prior to July 28, 1997 were designated Class D shares and accordingly, the actual performance numbers set forth below represent the actual performance of the continuing Class D. The actual average annual total returns of the Fund, calculated with the deduction of maximum applicable sales charge described above, for the five years ended December 31, 1999 and for the ten years ended December 31, 1999 were 5.56% and 6.01%, respectively. The actual average annual total returns of the Fund calculated without the deduction for any applicable sales charge for the five years ended December 31, 1999 and for the ten years ended December 31, 1999, were 6.42% and 6.44%, respectively. The Fund's actual aggregate total return, without the deduction for any application sales charge for the five years ended December 31, 1999 was 36.51% and the actual total return for the ten years ended December 31, 1999 was 86.65%. Investments of $10,000, $50,000 and $100,000,
adjusted for the sales charges in effect at such time (4.0%, 3.25% or 2.75%, respectively), in the Fund at inception would have grown to $50,664, $255,299 and $513,237, respectively, at December 31, 1999.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 1999 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1999


  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              TAX-EXEMPT MUNICIPAL BONDS (90.1%)
              General Obligation (14.5%)
              North Slope Borough, Alaska,
 $    5,000    Ser 1992 A Conv (MBIA) ......................................................
     15,000    Ser 1994 B (FSA) ............................................................
     15,000    Ser 1995 A (MBIA) ...........................................................
     10,000    Ser 1996 B (MBIA) ...........................................................
     10,000    Ser 1996 B (MBIA) ...........................................................
      9,500    Ser 1999 A (MBIA) ...........................................................
      4,000   Connecticut, College Savings 1989 Ser A ......................................
              Florida Board of Education, Capital Outlay
      5,000    Refg Ser 1999 B (MBIA) ......................................................
      5,000    Ser 1998 A ..................................................................
     20,000   Massachusetts, Refg 1996 Ser A (AMBAC) .......................................
      4,000   Clark County, Nevada, Transportation Ser 1992 A (AMBAC) ......................
              New York City, New York,
      1,500    1995 Ser D (MBIA) ...........................................................
      1,925    1990 Ser D ..................................................................
      1,545    1990 Ser D ..................................................................
              North Carolina,
     10,000    1997 Ser A ..................................................................
      8,000    Public School Building, Ser 1999 ............................................
     10,000   South-Western City School District, Ohio, Ser 1999 (AMBAC) ...................
     10,000   Pennsylvania, First Ser 1995 (FGIC) ..........................................
      4,000   Shelby County, Tennessee, Refg 1995 Ser A ....................................
     20,000   King County, Washington, Ltd Tax 1995 (MBIA) .................................
      2,000   Washington, Ser 1994 A .......................................................
 ----------
    171,470
 ----------
              Educational Facilities Revenue (3.9%)
     10,000   Indiana University, Student Fee Ser K (MBIA) .................................
      4,000   Maryland State Health & Educational Facilities Authority,
              The Johns Hopkins University Refg Ser 1998 ...................................
      7,000   Massachusetts Health & Educational Facilities Authority, Boston University
              1991 Ser K & L (MBIA) ........................................................
      5,000   Missouri Health & Educational Facilities Authority, Washington University
              Ser 1998 A ...................................................................
      2,000   New Jersey Economic Development Authority, The Seeing Eye Inc 1991 ...........
      8,000   New Jersey Educational Facilities Authority, Princeton University
              Ser 1999 A ...................................................................
      5,000   New York State Dormitory Authority, State University Ser 1989 B ..............
      2,000   Ohio State University, General Receipts, Ser 1999 A ..........................
 ----------
     43,000
 ----------



  PRINCIPAL
  AMOUNT IN    COUPON   MATURITY
  THOUSANDS     RATE      DATE          VALUE
------------- -------- ---------- -----------------
 $    5,000   5.90%    06/30/03    $    5,181,450
     15,000   0.00     06/30/05        11,304,150
     15,000   0.00     06/30/06        10,676,400
     10,000   0.00     06/30/06         7,117,600
     10,000   0.00     06/30/07         6,715,500
      9,500   0.00     06/30/10         5,314,015
      4,000   0.00     07/01/08         2,553,640
      5,000   4.50     06/01/24         3,927,000
      5,000   4.75     06/01/28         4,008,500
     20,000   6.00     11/01/10        21,195,199
      4,000   6.50     06/01/17         4,295,040
      1,500   6.20     02/01/07         1,598,640
      1,925   6.00     08/01/07         1,927,522
      1,545   6.00     08/01/08         1,547,024
     10,000   5.20     03/01/16         9,400,100
      8,000   4.60     04/01/17         6,782,960
     10,000   4.75     12/01/19         8,354,000
     10,000   5.50     05/01/12        10,032,300
      4,000   5.625    04/01/14         3,997,680
     20,000   6.00     01/01/23        19,633,400
      2,000   5.80     09/01/08         2,056,160
 ----------                        --------------
    171,470                           147,618,280
 ----------                        --------------
     10,000   5.875    08/01/20         9,749,000
      4,000
              5.125    07/01/20         3,582,480
      7,000
              6.66     10/01/31         7,261,660
      5,000
              4.75     11/15/37         3,807,050
      2,000   7.30     04/01/11         2,046,560
      8,000
              4.75     07/01/25         6,576,320
      5,000   0.00     05/15/02         4,458,600
      2,000   5.80     12/01/29         1,923,120
 ----------                        --------------
     43,000                            39,404,790
 ----------                        --------------


                       See Notes to Financial Statements
                                       34

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Electric Revenue (14.0%)
 $   25,000   Salt River Project Agricultural Improvement & Power District, Arizona,
               Refg 1993 Ser C (Secondary MBIA) ..............................................
     10,000   Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) .....
     10,000   Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) ...............
      5,000   Long Island Power Authority, New York, Ser 1998 A (FSA) .......................
              Puerto Rico Electric Power Authority,
      1,500    Power Ser X ..................................................................
     15,000    Power Ser O ..................................................................
      5,000    Power Ser EE (MBIA) ..........................................................
     15,000   South Carolina Public Service Authority, 1995 Refg Ser A (AMBAC) ..............
        710   Austin, Texas, Combined Utilities Refg Ser 1994 (FGIC) ........................
     20,000   Lower Colorado River Authority, Texas, Refg Ser 1999 A ........................
              San Antonio, Texas, Electric & Gas
     13,000    Refg Ser 1994 C ..............................................................
      5,000    Refg Ser 1998 A ..............................................................
              Intermountain Power Agency, Utah,
      5,000    Refg Ser 1998 A (MBIA) .......................................................
     10,000    Refg 1997 Ser B (MBIA) .......................................................
     15,000   Washington Public Power Supply System, Proj #2 Refg Ser 1994 A
 ----------
               (Secondary MBIA) ..............................................................
    155,210
 ----------
              Hospital Revenue (3.8%)
              Rochester, Minnesota,
      5,000    Mayo Foundation/Medical Center Ser 1992 I ....................................
      3,700    Mayo Foundation/Medical Center Ser 1992 F ....................................
     10,000   Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/
               Christian Health Services Ser 1993 A ..........................................
      1,300   New Hampshire Higher Educational & Health Facilities Authority,
               St Joseph Hospital Ser 1994 (Connie Lee) ......................................
      6,000   New York State Medical Care Facilities Finance Agency, Presbyterian
               Hospital - FHA Insured Mtge Ser 1994 A ........................................
      5,000   North Central Texas Health Facilities Development Corporation, University
               Medical Center Inc Ser 1997 (FSA) .............................................
     10,000   Fredericksburg Industrial Development Authority, Virginia, Medicorp
 ----------
               Health Refg Ser 1996 (AMBAC) ..................................................
     41,000
 ----------
              Industrial Development/Pollution Control Revenue (4.1%)
      1,500   Hawaii Department of Budget & Finance, Hawaiian Electric Co
               Ser 1995 A (AMT) (MBIA) .......................................................
     10,000   Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT) (FGIC) .................
      5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ...............
      5,000   Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT) ....................




      COUPON   MATURITY
       RATE      DATE          VALUE
---- -------- ---------- -----------------
 $
     5.50%    01/01/10    $   25,559,500
     5.75     01/01/15        10,060,400
     6.50     01/01/17        10,739,000
     5.125    12/01/22         4,368,800
     6.00     07/01/15         1,518,030
     0.00     07/01/17         5,267,700
     4.50     07/01/18         4,139,400
     6.25     01/01/22        15,028,050
     6.25     05/15/16           725,301
     5.50     05/15/21        18,531,000
     4.70     02/01/06        12,756,900
     4.50     02/01/21         3,928,100
     5.25     07/01/15         4,687,300
     5.75     07/01/19         9,681,400

 -
     6.00     07/01/07        15,794,550
                          --------------
                             142,785,431
 -                        --------------
     5.75     11/15/21         4,860,300
     6.25     11/15/21         3,733,596

     5.25     05/15/14         9,480,300

     6.35     01/01/07         1,368,406

     5.25     08/15/14         5,738,220

     5.45     04/01/15         4,736,800

 -
     5.25     06/15/16         9,153,800
                          --------------
                              39,071,422
 -                        --------------

     6.60     01/01/25         1,549,665
     6.70     06/01/22        10,233,600
     6.30     12/01/14         5,156,900
     7.50     12/01/29         5,154,600


                       See Notes to Financial Statements
                                       35

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
 $   10,000   Dallas-Fort Worth International Airport Facility Improvement Corporation,
               Texas, American Airlines Inc Ser 1995 ........................................
     10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ...............
 ----------
     41,500
 ----------
              Mortgage Revenue - Multi-Family (2.3%)
        880   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT)
               (AMBAC) ......................................................................
      5,560   Michigan Housing Development Authority, Rental 1992 Ser A
               (Bifurcated FSA) .............................................................
      9,000   New Jersey Housing & Mortgage Finance Agency, 1995 Ser A (AMBAC) .............
              New York City Housing Development Corporation, New York,
      4,260    Ruppert Proj - FHA Ins Sec 223F .............................................
      4,114    Stevenson Commons Proj - FHA Ins Sec 223F ...................................
 ----------
     23,814
 ----------
              Mortgage Revenue - Single Family (6.6%)
      7,000   Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA) ...........
      2,440   California Housing Finance Agency, Home Cap Apprec 1983 Ser B ................
              Colorado Housing & Finance Authority,
      2,000    1998 Ser A-2 (AMT) ..........................................................
      2,500    1997 Ser C-2 (AMT) ..........................................................
     12,100   Illinios Housing Development Authority, Residential 1991 Ser C (AMT) .........
              Missouri Housing Development Commission, Homeownership
      3,020    GNMA/FNMA Collateralized 1996 Ser C (AMT) ...................................
      3,910    GNMA/FNMA Collateralized 1997 Ser C-1 .......................................
      2,800   Nebraska Investment Finance Authority, GNMA-Backed 1990 (AMT) ................
      3,450   Ohio Housing Finance Agency, GNMA-Backed 1991 Ser A 1 & 2 (AMT) ..............
     10,000   Pennsylvania Housing Finance Agency, Ser 1991-31 C (AMT) .....................
              Tennessee Housing Development Agency,
      3,955    Mortgage Finance 1993 Ser A .................................................
      1,000    Mortgage Finance 1994 Ser B (AMT) ...........................................
     10,785    Mortgage Finance 1993 Ser A .................................................
        275   Utah Housing Finance Agency, Fed Ins/Guaranteed Loans 1994 Issue E
               (AMT) ........................................................................
      2,800   Wisconsin Housing & Economic Development Authority, Home Ownership
 ----------
               1991 Ser (AMT) ...............................................................
     68,035
 ----------
              Public Facilities Revenue (1.1%)
      2,000   North City West School Facilities Authority, California, Community Dist #1
               Special Tax Ser 1995 B (FSA) .................................................
      3,500   Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) ......................
      5,000   Ohio Building Authority, 1985 Ser C ..........................................
 ----------
     10,500
 ----------



  PRINCIPAL
  AMOUNT IN    COUPON   MATURITY
  THOUSANDS     RATE      DATE          VALUE
------------- -------- ---------- -----------------
 $   10,000
              6.00%    11/01/14    $    9,477,500
     10,000   6.90     02/01/13        10,794,900
 ----------                        --------------
     41,500                            42,367,165
 ----------                        --------------
        880
              6.65     07/01/19           905,177
      5,560
              6.50     04/01/23         5,796,133
      9,000   6.05     11/01/20         8,894,160
      4,260   6.50     11/15/18         4,302,400
      4,114   6.50     05/15/18         4,154,020
 ----------                        --------------
     23,814                            24,051,890
 ----------                        --------------
      7,000   5.875    12/01/24         6,781,740
      2,440   0.00     08/01/15           496,686
      2,000   6.60     05/01/28         2,024,320
      2,500   6.875    11/01/28         2,617,225
     12,100   6.875    02/01/18        12,468,929
      3,020   7.45     09/01/27         3,210,411
      3,910   6.55     09/01/28         4,049,274
      2,800   7.631    09/10/30         2,884,140
      3,450   6.903    03/01/31         3,550,844
     10,000   7.00     10/01/23        10,366,800
      3,955   5.90     07/01/18         3,919,880
      1,000   6.55     07/01/19         1,009,990
     10,785   5.95     07/01/28        10,454,440
        275
              6.50     07/01/26           277,852
      2,800
 ----------
              7.097    10/25/22         2,899,568
                                   --------------
     68,035                            67,012,099
 ----------                        --------------
      2,000
              6.00     09/01/19         1,997,520
      3,500   5.00     11/01/08         3,468,500
      5,000   9.75     10/01/05         6,102,150
 ----------                        --------------
     10,500                            11,568,170
 ----------                        --------------


                       See Notes to Financial Statements
                                       36

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued



  PRINCIPAL
  AMOUNT IN                                                                               COUPON     MATURITY
  THOUSANDS                                                                                RATE        DATE          VALUE
-------------                                                                            --------   ---------- -----------------
               Recreational Facilities Revenue (0.3%)
               Metropolitan Football Stadium District, Colorado,
 $    4,000     Sales Tax Ser 1999 A (MBIA) ...........................................  0.00%       01/01/10   $    2,300,240
      2,000     Sales Tax Ser 1999 A (MBIA) ...........................................  0.00        01/01/12        1,010,600
 ----------                                                                                                     --------------
      6,000                                                                                                          3,310,840
 ----------                                                                                                     --------------
               Resource Recovery Revenue (1.7%)
      7,000    Savannah Resource Recovery Development Authority, Georgia, Savannah
                Energy Systems Co Ser 1992 ............................................. 6.30        12/01/06        7,228,970
     10,000    Northeast Maryland Waste Disposal Authority, Montgomery County
 ----------
                Ser 1993 A (AMT) ....................................................... 6.30        07/01/16       10,116,400
                                                                                                                --------------
     17,000                                                                                                         17,345,370
 ----------                                                                                                     --------------
               Transportation Facilities Revenue (16.0%)
      5,000    San Francisco Bay Area Rapid Transit District, California, Sales Tax
                Ser 1998 (AMBAC) ....................................................... 4.75        07/01/23        4,130,550
     13,000    San Joaquin Hills Transportation Corridor Agency, California, Toll Road
                Refg Ser 1997 A (MBIA) ................................................. 0.00        01/15/26        2,611,440
      5,000    E-470 Public Highway Authority, Colorado, Ser 1997 B (MBIA) ............  0.00        09/01/16        1,824,850
      1,000    Lee County, Florida, Ser 1995 (MBIA) ...................................  5.75        10/01/22          976,350
               Mid-Bay Bridge Authority, Florida,
      8,965     Ser 1993 A (AMBAC) ..................................................... 5.85        10/01/13        9,107,095
      3,000     Ser 1997 A (AMBAC) ..................................................... 0.00        10/01/21          770,250
     10,000    Atlanta, Georgia, Airport Ser 1990 (AMT) ...............................  6.25        01/01/21        9,816,700
      5,000    Hawaii, Airports Second Ser 1991 (AMT) .................................  7.00        07/01/18        5,211,650
      4,000    Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) .......  5.75        06/01/21        3,875,400
      2,000    Kansas, Highway Refg Ser 1998 ..........................................  5.50        09/01/12        2,029,020
               Kentucky Turnpike Authority,
      9,000     Economic Development Road Refg Ser 1995 (AMBAC) .......................  6.50        07/01/08        9,847,350
     30,000     Resource Recovery Road 1987 Ser A .....................................  5.00        07/01/08       29,430,599
     13,385    Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ............  5.55        01/01/17       13,312,186
      7,700    Minneapolis - St Paul Metropolitan Airports Commission, Minnesota,
                Ser 1998 A (AMBAC) ..................................................... 5.00        01/01/30        6,421,107
               New Jersey Highway Authority,
      7,000     Sr Parkway 1999 Ser ...................................................  5.625       01/01/30        6,608,980
     11,000     Sr Parkway Refg 1992 Ser ..............................................  6.25        01/01/14       11,396,220
      5,000    New Jersey Transportation Trust Fund Authority, 1999 Ser A .............  5.75        06/15/16        5,021,000
      6,595    Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (AMBAC) ...........  6.375       07/01/15        6,801,028
      5,000    Ohio Turnpike Commission, Ser 1998 B (FGIC) ............................  4.50        02/15/24        3,906,550
               Pennsylvania Turnpike Commission,
      5,000     Ser L of 1991 (MBIA) ..................................................  6.00        06/01/15        5,093,750
      5,000     Ser A 1998 (AMBAC) ....................................................  4.75        12/01/27        3,987,300
      8,000    Puerto Rico Highway & Transportation Authority, Refg Ser X .............  5.50        07/01/15        7,748,800
     10,000    South Carolina Transportation Infrastructure Bank, Ser 1999 A (AMBAC) ..  5.50        10/01/16        9,669,900
      3,000    Virginia Transportation Board, US Route 58 Corridor Ser 1993 B .........  5.625       05/15/13        3,003,210
 ----------                                                                                                     --------------
    182,645                                                                                                        162,601,285
 ----------                                                                                                     --------------


                       See Notes to Financial Statements
                                       37

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued



  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Water & Sewer Revenue (9.0%)
 $   10,000   Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser 1994 .....
     10,000   California Department of Water Resources, Central Valley Ser L .............
     10,000   Los Angeles, California, Wastewater Ser 1994-A (MBIA) ......................
      5,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ...................
     10,000   Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
                Ser 1998 A (FGIC) ..........................................................
      9,500   Massachusetts Water Resources Authority, Refg 1992 Ser B ...................
              Detroit, Michigan,
      3,320     Sewage Refg Ser 1993 A (FGIC) ..............................................
     10,000     Water Supply 1997 Ser A (MBIA) .............................................
     10,000   Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ...................
      5,000   Spartanburg, South Carolina, Jr Lien Water System Ser 1998 (FGIC) ..........
     11,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
                Refg Ser 1998 A (FGIC) .....................................................
     10,000   Dallas, Texas, Waterworks & Sewer Refg Ser 1998 (FSA) ......................
 ----------
    103,820
 ----------
              Other Revenue (0.8%)
      5,000   New York Local Government Assistance Corporation, Ser 1993 C ...............
      3,000   Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA) ............
 ----------
      8,000
 ----------
              Refunded (12.0%)
     10,000   Birmingham Water Works & Sewer Board, Alabama, Ser 1994 ....................
      9,000   Los Angeles Convention and Exhibition Center Authority, California,
                Ser 1985 COPs ..............................................................
      2,500   Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) ........................
      2,500   Massachusetts Health & Educational Facilities Authority,
                Malden Hospital - FHA Ins Mtge Ser A (ETM) .................................
     10,000   Massachusetts Water Resources Authority, 1996 Ser A (FGIC) .................
     14,000   New York State Dormitory Authority, Suffolk County Judicial Ser 1986
                (ETM) ......................................................................
      7,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ...................
     25,000   Intermountain Power Agency, Utah, Refg 1985 Ser H (GAINS) ..................
      5,000   Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) ......................
     28,000   Fairfax County Industrial Development Authority, Virginia, Fairfax
 ----------
                Hospital/Inova Health Ser 1991 .............................................
    113,000
 ----------
    984,994
 ----------
              TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $902,914,260) ............



  PRINCIPAL
  AMOUNT IN    COUPON     MATURITY
  THOUSANDS     RATE        DATE           VALUE
------------- -------- ------------- -----------------
 $   10,000   5.45%       07/01/19    $    9,366,200
     10,000   5.50        12/01/23         9,332,800
     10,000   5.875       06/01/24         9,878,100
      5,000   4.75        01/01/28         4,000,300
     10,000
              4.75        05/15/28         7,973,400
      9,500   5.50        11/01/15         9,111,640
      3,320   5.70        07/01/13         3,334,276
     10,000   5.00        07/01/21         8,606,500
     10,000   5.00        01/01/23         8,594,300
      5,000   5.25        06/01/28         4,362,750
     11,000
              4.75        01/01/22         9,053,110
     10,000   5.00        10/01/29         8,331,300
 ----------                           --------------
    103,820                               91,944,676
 ----------                           --------------
      5,000   5.50        04/01/17         4,837,350
      3,000   5.50        07/01/11         3,000,000
 ----------                           --------------
      8,000                                7,837,350
 ----------                           --------------
     10,000   5.50      01/01/04\+        10,417,500
      9,000
              9.00      12/01/05\+        10,978,200
      2,500   6.875       10/01/22         2,777,700
      2,500
              5.00        08/01/16         2,318,800
     10,000   5.50      11/01/06\+        10,387,600
     14,000
              7.375       07/01/16        16,367,400
      7,000   4.70        02/01/06         6,819,120
     25,000   0.00#     07/01/03\+        28,104,000
      5,000   5.00        06/01/15         4,691,150
     28,000
 ----------
              6.801     08/15/01\+        29,404,760
                                      --------------
    113,000                              122,266,230
 ----------                           --------------
    984,994
 ----------
                                         919,184,998
                                      --------------


                       See Notes to Financial Statements
                                       38

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued



  PRINCIPAL
  AMOUNT IN                                                                                 COUPON      MATURITY
  THOUSANDS                                                                                  RATE         DATE            VALUE
-------------                                                                              -------- --------------- ---------------
 $   15,000   Maricopa County, Arizona Public Service Co Ser 1994 C (Demand 01/03/00)..    4.80*%        05/01/29    $   15,000,000
              SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (8.6%)
     21,000   Collier County Health Facilities Authority, Florida, Cleveland Clinic Heal   4.70*         01/01/33        21,000,000
              Ser 1999 (Demand 01/03/00) ...............................................
      7,000   Louisiana Public Facilities Authority, Kenner Hotel Ser 1985                 5.00*         12/01/15         7,000,000
              (Demand 01/03/00) ........................................................   7.00         05/15/00+        20,607,000
     20,000   New York State Dormitory Authority, State University Ser 1990 B ..........
     24,000   Harris County Health Facilities Development Corporation, Texas,
 ----------                                                                                4.80*         12/01/25        24,000,000
              Methodist Hospital Ser 1994 (Demand 01/03/00) ...........................                              --------------
     87,000   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost                                         87,607,000
 ----------                                                                                                          --------------
              $87,607,000)                                                                                   98.7%    1,006,791,998
 $1,071,994   TOTAL INVESTMENTS (Identified Cost $990,521,260) (a) .....................
 ==========                                                                                                   1.3        13,433,289
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................                             --------------
              NET ASSETS ...............................................................                    100.0%   $1,020,225,287
                                                                                                                     ==============



--------------
AMT         Alternative Minimum Tax.
COPs        Certificates of Participation.
ETM         Escrowed to maturity.
GAINS       Growth and Income Security.
+           Prerefunded to call date shown.
#           Currently a zero coupon bond; will convert to 10.00% coupon on
            July 1, 2000.
*           Current coupon of variable rate demand obligation.
(a)         The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $38,326,839 and the aggregate gross unrealized depreciation is $22,056,101, resulting in net unrealized appreciation of $16,270,738.


Bond Insurance:
--------------
AMBAC       AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
            Assurance Corporation.
FGIC        Financial Guaranty Insurance Company.
FSA         Financial Security Assurance Inc.
MBIA        Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements
                                       39

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999



ASSETS:
Investments in securities, at value
  (identified cost $990,521,260) ..................................    $1,006,791,998
Cash ..............................................................         1,692,345
Receivable for:
   Interest .......................................................        15,344,365
   Shares of beneficial interest sold .............................           190,362
   Investments sold ...............................................            35,000
Prepaid expenses and other assets .................................            63,621
                                                                       --------------
   TOTAL ASSETS ...................................................     1,024,117,691
                                                                       --------------
LIABILITIES:
Payable for:
   Dividends to shareholders ......................................         2,408,252
   Shares of beneficial interest repurchased ......................           869,861
   Investment management fee ......................................           393,153
   Plan of distribution fee .......................................            83,114
Accrued expenses ..................................................           138,024
                                                                       --------------
   TOTAL LIABILITIES ..............................................         3,892,404
                                                                       --------------
   NET ASSETS .....................................................    $1,020,225,287
                                                                       ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $1,008,602,876
Net unrealized appreciation .......................................        16,270,738
Accumulated undistributed net investment income ...................            20,278
Accumulated net realized loss .....................................        (4,668,605)
                                                                       --------------
   NET ASSETS .....................................................    $1,020,225,287
                                                                       ==============
CLASS A SHARES:
Net Assets ........................................................    $   17,198,331
Shares Outstanding (unlimited authorized, $.01 par value) .........         1,552,372
   NET ASSET VALUE PER SHARE ......................................    $        11.08
                                                                       ==============
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value) ..............    $        11.57
                                                                       ==============
CLASS B SHARES:
Net Assets ........................................................    $  139,786,097
Shares Outstanding (unlimited authorized, $.01 par value) .........        12,564,649
   NET ASSET VALUE PER SHARE ......................................    $        11.13
                                                                       ==============
CLASS C SHARES:
Net Assets ........................................................    $   10,024,734
Shares Outstanding (unlimited authorized, $.01 par value) .........           902,958
   NET ASSET VALUE PER SHARE ......................................    $        11.10
                                                                       ==============
CLASS D SHARES:
Net Assets ........................................................    $  853,216,125
Shares Outstanding (unlimited authorized, $.01 par value) .........        77,068,274
   NET ASSET VALUE PER SHARE ......................................    $        11.07
                                                                       ==============


                       See Notes to Financial Statements
                                       40

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Statements, continued


STATEMENT OF OPERATIONS
For the year ended December 31, 1999



NET INVESTMENT INCOME:
INTEREST INCOME ...................................    $  62,752,799
                                                       -------------
EXPENSES
Investment management fee .........................        4,908,427
Plan of distribution fee (Class A shares) .........           23,738
Plan of distribution fee (Class B shares) .........          855,483
Plan of distribution fee (Class C shares) .........           67,457
Transfer agent fees and expenses ..................          391,939
Registration fees .................................           97,797
Shareholder reports and notices ...................           88,271
Professional fees .................................           84,185
Custodian fees ....................................           45,589
Trustees' fees and expenses .......................           18,226
Other .............................................           38,492
                                                       -------------
   TOTAL EXPENSES .................................        6,619,604
Less: expense offset ..............................          (45,456)
                                                       -------------
   NET EXPENSES ...................................        6,574,148
                                                       -------------
   NET INVESTMENT INCOME ..........................       56,178,651
                                                       -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .................................       (4,668,605)
Net change in unrealized appreciation .............      (82,789,197)
                                                       -------------
   NET LOSS .......................................      (87,457,802)
                                                       -------------
NET DECREASE ......................................    $ (31,279,151)
                                                       =============

                        See Notes to Financial Statements
                                       41

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS





                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          DECEMBER 31, 1999     DECEMBER 31, 1998
                                                         -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $   56,178,651       $   59,803,857
Net realized gain (loss) .............................         (4,668,605)          15,111,631
Net change in unrealized appreciation ................        (82,789,197)          (5,416,357)
                                                           --------------       --------------
   NET INCREASE (DECREASE) ...........................        (31,279,151)          69,499,131
                                                           --------------       --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................           (929,080)            (460,545)
   Class B shares ....................................         (6,430,720)          (5,022,084)
   Class C shares ....................................           (422,770)            (218,789)
   Class D shares ....................................        (48,394,252)         (54,102,439)
Net realized gain
   Class A shares ....................................            (52,982)            (187,529)
   Class B shares ....................................           (400,237)          (1,743,115)
   Class C shares ....................................            (27,144)             (93,965)
   Class D shares ....................................         (2,638,565)         (14,360,329)
                                                           --------------       --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................        (59,295,750)         (76,188,795)
                                                           --------------       --------------
Net decrease from transactions in shares of beneficial
  interest ...........................................        (67,388,661)         (14,502,186)
                                                           --------------       --------------
   NET DECREASE ......................................       (157,963,562)         (21,191,850)
NET ASSETS:
Beginning of period ..................................      1,178,188,849        1,199,380,699
                                                           --------------       --------------
   END OF PERIOD
   (Including undistributed net investment income of
   $20,278 and $18,572, respectively) ................     $1,020,225,287       $1,178,188,849
                                                           ==============       ==============


                       See Notes to Financial Statements
                                       42

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued


C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $4,717,309 at December 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued


broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.13% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $274,899 and $10,671, respectively and received $107,818 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999 aggregated $137,618,438 and $245,779,835, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $13,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,892. At December 31, 1999, the Fund had an accrued pension liability of $52,664 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS

At December 31, 1999, the Fund had a net capital loss carryover of approximately $4,670,000 which will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:




                                                        FOR THE YEAR                     FOR THE YEAR
                                                           ENDED                            ENDED
                                                     DECEMBER 31, 1999                DECEMBER 31, 1998
                                              -------------------------------- --------------------------------
                                                   SHARES          AMOUNT            SHARES          AMOUNT
                                              --------------- ----------------  --------------- ----------------
CLASS A SHARES
Sold ........................................     1,023,382    $   11,894,433       1,188,860    $   14,401,331
Reinvestment of dividends and distributions .        35,276           407,295          23,219           279,925
Redeemed ....................................      (757,512)       (8,588,318)       (279,886)       (3,403,298)
                                                  ---------    --------------       ---------    --------------
Net increase - Class A ......................       301,146         3,713,410         932,193        11,277,958
                                                  ---------    --------------       ---------    --------------
CLASS B SHARES
Sold ........................................     5,634,037        65,447,290       4,978,407        60,561,390
Reinvestment of dividends and distributions .       304,367         3,532,880         307,110         3,717,941
Redeemed ....................................    (4,333,128)      (49,694,515)     (2,198,759)      (26,762,285)
                                                 ----------    --------------      ----------    --------------
Net increase - Class B ......................     1,605,276        19,285,655       3,086,758        37,517,046
                                                 ----------    --------------      ----------    --------------
CLASS C SHARES
Sold ........................................       843,726         9,755,515         505,118         6,127,960
Reinvestment of dividends and distributions .        26,647           307,538          18,393           222,199
Redeemed ....................................      (598,459)       (6,828,777)       (136,298)       (1,653,180)
                                                 ----------    --------------      ----------    --------------
Net increase - Class C ......................       271,914         3,234,276         387,213         4,696,979
                                                 ----------    --------------      ----------    --------------
CLASS D SHARES
Sold ........................................     1,880,172        21,134,542         264,495         3,195,718
Reinvestment of dividends and distributions .     2,424,240        28,046,032       3,213,005        38,720,154
Redeemed ....................................   (12,402,477)     (142,802,576)     (9,095,698)     (109,910,041)
                                                -----------    --------------      ----------    --------------
Net decrease - Class D ......................    (8,098,065)      (93,622,002)     (5,618,198)      (67,994,169)
                                                -----------    --------------      ----------    --------------
Net decrease in Fund ........................    (5,919,729)   $  (67,388,661)     (1,212,034)   $  (14,502,186)
                                                ===========    ==============       =========     ==============


7. SUBSEQUENT EVENT

On January 26, 2000, the Board of Trustees of the Fund and of Morgan Stanley Dean Witter Multi-State Municipal Series Trust - Massachusetts Series ("Massachusetts"), Michigan Series ("Michigan"), Minnesota Series ("Minnesota") and Ohio Series ("Ohio") each approved four reorganization plans ("the Plans") whereby Massachusetts, Michigan, Minnesota and Ohio would be merged into the Fund. The Plans are subject to the consent of Massachusetts', Michigan's, Minnesota's and Ohio's shareholders. If the Plans are approved (each Plan is independent of the other and therefore, the effectiveness of each Plan is not

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued


dependent upon the approval of the other Plans), the assets of Massachusetts, Michigan, Minnesota and Ohio would be combined with the assets of the Fund and shareholders of Massachusetts, Michigan, Minnesota and Ohio would become Class D shareholders of the Fund, receiving Class D shares of the Fund equal to the value of their holdings in Massachusetts, Michigan, Minnesota and Ohio, respectively.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                                                           FOR THE PERIOD
                                                             FOR THE YEAR           FOR THE YEAR           JULY 28, 1997*
                                                                ENDED                  ENDED                   THROUGH
                                                          DECEMBER 31, 1999      DECEMBER 31, 1998        DECEMBER 31, 1997
                                                         ------------------- ------------------------- ----------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $ 12.02               $     12.09               $    12.00
                                                           --------               ----------               ----------
Income (loss) from investment operations:
 Net investment income .................................      0.58                      0.59                     0.25
 Net realized and unrealized gain (loss) ...............    ( 0.91)                     0.10                     0.14
                                                           --------               ----------               ----------
Total income (loss) from investment operations .........    ( 0.33)                     0.69                     0.39
                                                           --------               ----------               ----------
Less dividends and distributions from:
 Net investment income .................................    ( 0.58)                   ( 0.59)                  ( 0.25)
 Net realized gain .....................................    ( 0.03)                   ( 0.17)                  ( 0.05)
                                                           --------               -----------              ----------
Total dividends and distributions ......................    ( 0.61)                   ( 0.76)                  ( 0.30)
                                                           --------               -----------              ----------
Net asset value, end of period .........................   $ 11.08                $    12.02               $    12.09
                                                           ========               ===========              ==========
TOTAL RETURN\^ .........................................    ( 2.82)%                    5.86%                    3.31%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................      0.64 %(4)(5)              0.74%(4)(5)              0.76%(2)(3)
Net investment income ..................................      4.98 %(5)                 4.88%(5)                 4.96%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $17,198                    15,041               $    3,857
Portfolio turnover rate ................................        13 %                      15%                      16%


-------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.02%.
(4)    Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements
                                       49

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights, continued






                                                                                                              FOR THE PERIOD
                                                               FOR THE YEAR           FOR THE YEAR            JULY 28, 1997*
                                                                  ENDED                   ENDED                   THROUGH
                                                            DECEMBER 31, 1999       DECEMBER 31, 1998        DECEMBER 31, 1997
                                                           -------------------   ----------------------   ----------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $   12.07                $   12.14               $    12.00
                                                             ----------              ------------             ----------
Income (loss) from investment operations:
 Net investment income .................................          0.53                     0.55                     0.23
 Net realized and unrealized gain (loss) ...............        ( 0.91)                    0.10                     0.19
                                                             ----------              ------------             ----------
Total income (loss) from investment operations .........        ( 0.38)                    0.65                     0.42
                                                             ----------              ------------             ----------
Less dividends and distributions from:
 Net investment income .................................        ( 0.53)                  ( 0.55)                  ( 0.23)
 Net realized gain .....................................        ( 0.03)                  ( 0.17)                  ( 0.05)
                                                             ----------              ------------             ----------
Total dividends and distributions ......................        ( 0.56)                  ( 0.72)                  ( 0.28)
                                                             ----------              ------------             ----------
Net asset value, end of period .........................     $   11.13                $   12.07               $    12.14
                                                             ==========              ============             ==========
TOTAL RETURN\^ .........................................        ( 3.25)%                   5.47%                    3.57%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          1.11 %(4)(5)             1.10%(4)(5)              1.14%(2)(3)
Net investment income ..................................          4.51 %(5)                4.52%(5)                 4.87%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $139,786                 $132,303                 $ 95,573
Portfolio turnover rate ................................            13 %                     15%                      16%

-------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.02%.
(4)    Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements
                                       50

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights, continued




                                                                                                              FOR THE PERIOD
                                                               FOR THE YEAR           FOR THE YEAR            JULY 28, 1997*
                                                                  ENDED                   ENDED                   THROUGH
                                                            DECEMBER 31, 1999       DECEMBER 31, 1998        DECEMBER 31, 1997
                                                           -------------------   ----------------------   ----------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  12.04                 $    12.11               $    12.00
                                                             --------                ----------               ----------
Income (loss) from investment operations:
 Net investment income .................................        0.51                       0.53                     0.23
 Net realized and unrealized gain (loss) ...............      ( 0.91)                      0.10                     0.16
                                                             --------                ----------               ----------
Total income (loss) from investment operations .........      ( 0.40)                      0.63                     0.39
                                                             --------                ----------               ----------
Less dividends and distributions from:
 Net investment income .................................      ( 0.51)                    ( 0.53)                  ( 0.23)
 Net realized gain .....................................      ( 0.03)                    ( 0.17)                  ( 0.05)
                                                             --------                ----------               ----------
Total dividends and distributions ......................      ( 0.54)                    ( 0.70)                  ( 0.28)
                                                             --------                ----------               ----------
Net asset value, end of period .........................     $ 11.10                 $    12.04               $    12.11
                                                             ========                ==========               ==========
TOTAL RETURN\^ .........................................      ( 3.37)%                     5.36%                    3.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.21 %(4)(5)               1.20%(4)(5)              1.20%(2)(3)
Net investment income ..................................        4.41 %(5)                  4.34%(5)                 4.41%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $10,025                  $   7,599               $    2,953
Portfolio turnover rate ................................          13 %                       15%                      16%


-------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.02%.
(4)    Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements
                                       51

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights, continued





                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------
                                                            1999                1998
                                                     ----------------- ----------------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............  $   12.01                $       12.08
                                                      ----------                -------------
Income (loss) from investment operations:
 Net investment income .............................       0.59                         0.62
 Net realized and unrealized gain (loss) ...........     ( 0.91)                        0.10
                                                      ----------                -------------
Total income (loss) from investment operations .....     ( 0.32)                        0.72
                                                      ----------                -------------
Less dividends and distributions from:
 Net investment income .............................     ( 0.59)                      ( 0.62)
 Net realized gain .................................     ( 0.03)                      ( 0.17)
                                                      ----------                -------------
Total dividends and distributions ..................     ( 0.62)                      ( 0.79)
                                                      ----------                -------------
Net asset value, end of period .....................  $   11.07                $       12.01
                                                      ==========                =============
TOTAL RETURN+  .....................................     ( 2.71)%                       6.11 %
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................       0.51 %(1)(2)                 0.50 %(1)(2)
Net investment income ..............................       5.11 %(2)                    5.12 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............   $853,216                   $1,023,246
Portfolio turnover rate ............................         13 %                         15 %



                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
                                                            1997*              1996               1995
                                                     ------------------ ------------------ ------------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............   $       11.77      $       12.09      $       11.01
                                                       -------------      -------------      -------------
Income (loss) from investment operations:
 Net investment income .............................            0.63               0.65               0.67
 Net realized and unrealized gain (loss) ...........            0.36             ( 0.24)             1.19
                                                       -------------      --------------     -------------
Total income (loss) from investment operations .....            0.99               0.41               1.86
                                                       -------------      --------------     -------------
Less dividends and distributions from:
 Net investment income .............................          ( 0.63)            ( 0.65)            ( 0.67)
 Net realized gain .................................          ( 0.05)            ( 0.08)            ( 0.11)
                                                       --------------     --------------     --------------
Total dividends and distributions ..................          ( 0.68)            ( 0.73)            ( 0.78)
                                                       --------------     --------------     --------------
Net asset value, end of period .....................   $       12.08      $       11.77      $       12.09
                                                       ==============     ==============     ==============
TOTAL RETURN+  .....................................            8.73%              3.61%             17.37%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................            0.49%              0.48%              0.48%
Net investment income ..............................            5.34%              5.52%              5.76%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............      $1,096,998         $1,190,034         $1,325,308
Portfolio turnover rate ............................              16%                18%                21%



-------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.

+ Calculated based on the net asset value as of the last business day of the period.
(1)    Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements
                                       52

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2000

                      1999 FEDERAL TAX NOTICE (unaudited)

      During the year ended December 31, 1999, the Fund paid the following per share amounts from tax-exempt income: $0.58 to Class A shareholders, $0.53 to Class B shareholders, $0.51 to Class C shareholders and $0.59 to Class D shareholders.

      For the year ended December 31, 1999, the Fund paid long-term capital gains of $0.03 per share to Class A, B, C and D shareholders.

XIII. APPENDIX


RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")



                             MUNICIPAL BOND RATINGS



Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
        Uncertainty of position characterizes bonds in this class.

B       Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection for established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A       Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB      Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt.
        However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B       Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC     Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC      The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C       The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

Cl      The rating "Cl" is reserved for income bonds on which no interest is being paid.

D       Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
        `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.


                            MUNICIPAL NOTE RATINGS

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

     SP-2 denotes a satisfactory capacity to pay principal and interest.

     SP-3 denotes a speculative capacity to pay principal and interest.


                           COMMERCIAL PAPER RATINGS

     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1 indicates that the degree of safety regarding timely payments is very strong.

     A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH IBCA, INC. ("FITCH")


                             MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA               Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA                Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A                 Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB               Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.
                  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or       Plus and minus signs are used with a rating symbol to indicate the relative position of
Minus (-)         a credit within the rating category. Plus and minus signs, however, are not used in the
                  "AAA" category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at
                  Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or
                  "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.


BB            Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B             Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC           Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC            Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.

DDD           Bonds are in default on interest and/or principal payments. Such bonds are extremely
DD and D      speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the relative position
Minus (-)     of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:


F-1+          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1           Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2           Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3           Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S           Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D             Default. Issues assigned this rating are in actual or imminent payment default.

LOC           The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                            PART C OTHER INFORMATION


Item 23.          Exhibits

1(a). Declaration of Trust of the Registrant, dated April 6, 1987, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 22, 1996.

1(b). Amendment to the Declaration of Trust, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

1(c). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 3, 1997.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is filed herein.

3.                Not Applicable.

4. Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

5(a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

5(b). Omnibus Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

5(c). Selected Dealers Agreement between Dean Witter Distributors Inc. and Dean Witter Reynolds Inc., dated January 4, 1993, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 22, 1996.

6. Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees, dated May 8, 1997, is filed herein.

7(a). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 22, 1996.

7(b). Amendment to the Custodian Agreement, dated April 17, 1996, between the Bank of New York and the Registrant, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on March 24, 1997.

8(a). Amended and Restated Transfer Agency and Service Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

8(b). Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

9. Opinion of Sheldon Curtis, Esq., dated April 29, 1987, is incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 29, 1987, and is filed herein.

10.               Consent of Independent Accountants, is filed herein.

11.               Not Applicable.

12.               Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to
                  Exhibit 15 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 3, 1997.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated June 22, 1998, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999.

Other Powers of Attorney are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 23, 1995, and in the case of Wayne E. Hedien, is incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April 17, 1998.

Item 24.     Persons Controlled by or Under Common Control with the Fund.

             None

Item 25.     Indemnification.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant.

Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor

         See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

         The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
(1)    Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)    Morgan Stanley Dean Witter California Quality Municipal Securities
(3)    Morgan Stanley Dean Witter Government Income Trust
(4)    Morgan Stanley Dean Witter High Income Advantage Trust
(5)    Morgan Stanley Dean Witter High Income Advantage Trust II
(6)    Morgan Stanley Dean Witter High Income Advantage Trust III
(7)    Morgan Stanley Dean Witter Income Securities Inc.
(8)    Morgan Stanley Dean Witter Insured California Municipal Securities
(9)    Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10)   Morgan Stanley Dean Witter Insured Municipal Income Trust
(11)   Morgan Stanley Dean Witter Insured Municipal Securities
(12)   Morgan Stanley Dean Witter Insured Municipal Trust
(13)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16)   Morgan Stanley Dean Witter Municipal Income Trust
(17)   Morgan Stanley Dean Witter Municipal Income Trust II
(18)   Morgan Stanley Dean Witter Municipal Income Trust III
(19)   Morgan Stanley Dean Witter Municipal Premium Income Trust
(20)   Morgan Stanley Dean Witter New York Quality Municipal Securities
(21)   Morgan Stanley Dean Witter Prime Income Trust
(22)   Morgan Stanley Dean Witter Quality Municipal Income Trust
(23)   Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24)   Morgan Stanley Dean Witter Quality Municipal Securities

Open-end Investment Companies
-----------------------------
(1)    Active Assets California Tax-Free Trust
(2)    Active Assets Government Securities Trust
(3)    Active Assets Institutional Money Trust
(4)    Active Assets Money Trust
(5)    Active Assets Premier Money Trust
(6)    Active Assets Tax-Free Trust
(7)    Morgan Stanley Dean Witter 21st Century Trend Fund
(8)    Morgan Stanley Dean Witter Aggressive Equity Fund
(9)    Morgan Stanley Dean Witter American Opportunities Fund
(10)   Morgan Stanley Dean Witter Balanced Growth Fund
(11)   Morgan Stanley Dean Witter Balanced Income Fund
(12)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(14)   Morgan Stanley Dean Witter Capital Growth Securities
(15)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16)   Morgan Stanley Dean Witter Convertible Securities Trust
(17)   Morgan Stanley Dean Witter Developing Growth Securities Trust
(18)   Morgan Stanley Dean Witter Diversified Income Trust
(19)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20)   Morgan Stanley Dean Witter Equity Fund
(21)   Morgan Stanley Dean Witter European Growth Fund Inc.
(22)   Morgan Stanley Dean Witter Federal Securities Trust
(23)   Morgan Stanley Dean Witter Financial Services Trust
(24)   Morgan Stanley Dean Witter Fund of Funds

(25)   Morgan Stanley Dean Witter Global Dividend Growth Securities
(26)   Morgan Stanley Dean Witter Global Utilities Fund
(27)   Morgan Stanley Dean Witter Growth Fund
(28)   Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)   Morgan Stanley Dean Witter Health Sciences Trust
(30)   Morgan Stanley Dean Witter High Yield Securities Inc.
(31)   Morgan Stanley Dean Witter Income Builder Fund
(32)   Morgan Stanley Dean Witter Information Fund
(33)   Morgan Stanley Dean Witter Intermediate Income Securities
(34)   Morgan Stanley Dean Witter International Fund
(35)   Morgan Stanley Dean Witter International SmallCap Fund
(36)   Morgan Stanley Dean Witter Japan Fund
(37)   Morgan Stanley Dean Witter Latin American Growth Fund
(38)   Morgan Stanley Dean Witter Limited Term Municipal Trust
(39)   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40)   Morgan Stanley Dean Witter Market Leader Trust
(41)   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(42)   Morgan Stanley Dean Witter Mid-Cap Equity Trust
(43)   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(44)   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(45)   Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46)   Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47)   Morgan Stanley Dean Witter Next Generation Trust
(48)   Morgan Stanley Dean Witter North American Government Income Trust
(49)   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50)   Morgan Stanley Dean Witter Real Estate Fund
(51)   Morgan Stanley Dean Witter S&P 500 Index Fund
(52)   Morgan Stanley Dean Witter S&P 500 Select Fund
(53)   Morgan Stanley Dean Witter Select Dimensions Investment Series
(54)   Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(55)   Morgan Stanley Dean Witter Short-Term Bond Fund
(56)   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(57)   Morgan Stanley Dean Witter Small Cap Growth Fund
(58)   Morgan Stanley Dean Witter Special Value Fund
(59)   Morgan Stanley Dean Witter Strategist Fund
(60)   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(61)   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(62)   Morgan Stanley Dean Witter Total Market Index Fund
(63)   Morgan Stanley Dean Witter Total Return Trust
(64)   Morgan Stanley Dean Witter U.S. Government Money Market Trust
(65)   Morgan Stanley Dean Witter U.S. Government Securities Trust
(66)   Morgan Stanley Dean Witter Utilities Fund
(67)   Morgan Stanley Dean Witter Value-Added Market Series
(68)   Morgan Stanley Dean Witter Value Fund
(69)   Morgan Stanley Dean Witter Variable Investment Series
(70)   Morgan Stanley Dean Witter World Wide Income Trust

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Mitchell M. Merin               President and Chief Operating Officer of Asset
President, Chief                Management of Morgan Stanley Dean Witter & Co.
Executive Officer and           ("MSDW); Chairman, Chief Executive Officer and
Director                        Director of Morgan Stanley Dean Witter
                                Distributors Inc. ("MSDW Distributors") and
                                Morgan Stanley Dean Witter Trust FSB ("MSDW
                                Trust"); President, Chief Executive Officer and
                                Director of Morgan Stanley Dean Witter Services
                                Company Inc. ("MSDW Services"); President of the
                                Morgan Stanley Dean Witter Funds; Executive Vice
                                President and Director of Dean Witter Reynolds
                                Inc. ("DWR"); Director of various MSDW
                                subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                      Assistant Secretary of DWR; Executive Vice
Executive Vice President,       President, Secretary, General Counsel and
Secretary, General              Director of MSDW Services; Executive Vice
and Counsel and Director        President, Assistant Secretary Assistant General
                                Counsel of MSDW Distributors; Vice President,
                                Secretary and General Counsel of the Morgan
                                Stanley Dean Witter Funds.

Joseph J. McAlinden             Vice President of the Morgan Stanley Dean Witter
Executive Vice President        Funds; Director of MSDW Trust.
and Chief Investment
Officer

Ronald E. Robison               President MSDW Trust; Executive Vice President,
Executive Vice President,       Chief Administrative Officer and Director of
Chief Administrative            MSDW Services; Vice President of the Morgan
Officer and Director            Stanley Dean Witter Funds.

Edward C. Oelsner, III
Executive Vice President

Joseph R. Arcieri               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Peter M. Avelar                 Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the High
Yield Group

Mark Bavoso                     Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Douglas Brown
Senior Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Sheila A. Finnerty              Vice President of Morgan Stanley Dean Witter
Senior Vice President           Prime Income Trust.

Edward F. Gaylor                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Robert S. Giambrone             Senior Vice President of MSDW Services, MSDW
Senior Vice President           Distributors and MSDW Trust and Director of MSDW
                                Trust; Vice President of the Morgan Stanley Dean
                                Witter Funds.

Rajesh K. Gupta                 Vice President of various Morgan Stanley Dean
Senior Vice President,          Witter Funds.
Director of the Taxable
Fixed Income Group and
Chief Administrative Officer -
Investments

Kenton J. Hinchliffe            Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Kevin Hurley                    Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Jenny Beth Jones                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Michelle Kaufman                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

John B. Kemp, III               President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of Sector
Rotation

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Jonathan R. Page                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the Money
Market Group

Ira N. Ross                     Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Guy G. Rutherfurd, Jr.          Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the Growth
Group

Rochelle G. Siegel              Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

James Solloway
Senior Vice President

Katherine H. Stromberg          Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Paul D. Vance                   Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the Growth
and Income Group

Elizabeth A. Vetell
Senior Vice President
and Director of Shareholder
Communication

James F. Willison               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the
Tax-Exempt Fixed
Income Group

Raymond A. Basile
First Vice President

Thomas F. Caloia                First Vice President and Assistant Treasurer of
First Vice President            MSDW Services; Assistant Treasurer of MSDW
and Assistant                   Distributors; Treasurer and Chief Financial and
Treasurer                       Accounting Officer of the Morgan Stanley Dean
                                Witter Funds.

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Thomas Chronert
First Vice President

Marilyn K. Cranney              Assistant Secretary of DWR; First Vice President
First Vice President            and Assistant Secretary of MSDW Services;
and Assistant Secretary         Assistant Secretary of MSDW Distributors and the
                                Morgan Stanley Dean Witter Funds.

Salvatore DeSteno               First Vice President of MSDW Services.
First Vice President

Peter W. Gurman
First Vice President

Michael Interrante              First Vice President and Controller of MSDW
First Vice President            Services; Assistant Treasurer of MSDW
and Controller                  Distributors; First Vice President and Treasurer
                                of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Douglas J. Ketterer
First Vice President

Todd Lebo                       First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors and the Morgan Stanley Dean Witter
                                Funds.

Lou Anne D. McInnis             First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors and the Morgan Stanley Dean Witter
                                Funds.

Carsten Otto                    First Vice President and Assistant Secretary of
First Vice President            MSDW Services; Assistant Secretary of MSDW
and Assistant Secretary         Distributors and the Morgan Stanley Dean Witter
                                Funds.

Carl F. Sadler
First Vice President

Ruth Rossi                      First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors and the Morgan Stanley Dean Witter
                                Funds.

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

James P. Wallin
First Vice President

Robert Abreu
Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz                   Vice President of Morgan Stanley Dean Witter
Vice President                  Global Utilities Fund.

Armon Bar-Tur                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Maurice Bendrihem
Vice President and
Assistant Controller

Thomas A. Bergeron
Vice President

Philip Bernstein
Vice President

Dale Boettcher
Vice President

Michelina Calandrella
Vice President

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Liam Carroll
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Philip Casparius
Vice President

Annette Celenza
Vice President

Aaron Clark
Vice President

William Connerly
Vice President

Michael J. Davey
Vice President

David Dineen                    Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Glen H. Frey                    Vice President of Morgan Stanley Dean Witter
Vice President                  Information Fund.

Jeffrey D. Geffen
Vice President

Sandra Gelpieryn
Vice President

Charmaine George
Vice President

Michael Geringer
Vice President

Gail Gerrity-Burke
Vice President

Peter Gewirtz
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Trey Hancock
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Laury A. Haskamp
Vice President

Matthew T. Haynes               Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Peter Hermann                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

David T. Hoffman
Vice President

Thomas G. Hudson II
Vice President

Kevin Jung                      Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Carol Espejo-Kane
Vice President

Nancy Karole-Kennedy
Vice President

Paula LaCosta                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Kimberly LaHart
Vice President

Thomas Lawlor
Vice President

Gerard J. Lian                  Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Cameron J. Livingstone
Vice President

Nancy Login
Vice President

Sharon Loguercio
Vice President

Steven MacNamara
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Catherine Maniscalco            Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Peter R. McDowell
Vice President

Albert McGarity
Vice President

Teresa McRoberts                Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Mark Mitchell
Vice President

Julie Morrone                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Mary Beth Mueller
Vice President

David Myers                     Vice President of Morgan Stanley Dean Witter
Vice President                  Natural Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Hilary A. O'Neill
Vice President

Anne Pickrell
Vice President

Mori Paulson
Vice President

Frances Roman
Vice President

Dawn Rorke
Vice President

John Roscoe                     Vice President of Morgan Stanley Dean Witter
Vice President                  Real Estate Fund.

Hugh Rose
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Robert Rossetti                 Vice President of Morgan Stanley Dean Witter
Vice President                  Competitive Edge Fund.

Sally Sancimino
Vice President

Deborah Santaniello
Vice President

Patrice Saunders
Vice President

Howard A. Schloss               Vice President of Morgan Stanley Dean Witter
Vice President                  Federal Securities Trust.

Alison M. Sharkey
Vice President

Peter J. Seeley                 Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Ronald B. Silvestri             Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

William Stevens
Vice President

Michael Strayhorn
Vice President

Marybeth Swisher
Vice President

Michael Thayer
Vice President

Robert Vanden Assem
Vice President

David Walsh
Vice President

Alice Weiss                     Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

John Wong
Vice President

         The principal address of MSDW Advisors, MSDW Services, MSDW Distributors, DWR, and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of MSDW is 1585 Broadway, New York, New York 10036. The principal address of MSDW Trust is 2 Harborside Financial Center, Jersey City, New Jersey 07311.

Item 27. Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)    Active Assets California Tax-Free Trust
(2)    Active Assets Government Securities Trust
(3)    Active Assets Institutional Money Trust
(4)    Active Assets Money Trust
(5)    Active Assets Premier Money Trust
(6)    Active Assets Tax-Free Trust
(7)    Morgan Stanley Dean Witter 21st Century Trend Fund
(8)    Morgan Stanley Dean Witter Aggressive Equity Fund
(9)    Morgan Stanley Dean Witter American Opportunities Fund
(10)   Morgan Stanley Dean Witter Balanced Growth Fund
(11)   Morgan Stanley Dean Witter Balanced Income Fund
(12)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(14)   Morgan Stanley Dean Witter Capital Growth Securities
(15)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16)   Morgan Stanley Dean Witter Convertible Securities Trust
(17)   Morgan Stanley Dean Witter Developing Growth Securities Trust
(18)   Morgan Stanley Dean Witter Diversified Income Trust
(19)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20)   Morgan Stanley Dean Witter Equity Fund
(21)   Morgan Stanley Dean Witter European Growth Fund Inc.
(22)   Morgan Stanley Dean Witter Federal Securities Trust
(23)   Morgan Stanley Dean Witter Financial Services Trust
(24)   Morgan Stanley Dean Witter Fund of Funds
(25)   Morgan Stanley Dean Witter Global Dividend Growth Securities
(26)   Morgan Stanley Dean Witter Global Utilities Fund
(27)   Morgan Stanley Dean Witter Growth Fund
(28)   Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)   Morgan Stanley Dean Witter Health Sciences Trust
(30)   Morgan Stanley Dean Witter High Yield Securities Inc.
(31)   Morgan Stanley Dean Witter Income Builder Fund
(32)   Morgan Stanley Dean Witter Information Fund

(33)   Morgan Stanley Dean Witter Intermediate Income Securities
(34)   Morgan Stanley Dean Witter International Fund
(35)   Morgan Stanley Dean Witter International SmallCap Fund
(36)   Morgan Stanley Dean Witter Japan Fund
(37)   Morgan Stanley Dean Witter Latin American Growth Fund
(38)   Morgan Stanley Dean Witter Limited Term Municipal Trust
(39)   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40)   Morgan Stanley Dean Witter Market Leader Trust
(41)   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(42)   Morgan Stanley Dean Witter Mid-Cap Equity Trust
(43)   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(44)   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(45)   Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46)   Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47)   Morgan Stanley Dean Witter Next Generation Trust
(48)   Morgan Stanley Dean Witter North American Government Income Trust
(49)   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50)   Morgan Stanley Dean Witter Prime Income Trust
(51)   Morgan Stanley Dean Witter Real Estate Fund
(52)   Morgan Stanley Dean Witter S&P 500 Index Fund
(53)   Morgan Stanley Dean Witter S&P 500 Select Fund
(54)   Morgan Stanley Dean Witter Short-Term Bond Fund
(55)   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(56)   Morgan Stanley Dean Witter Small Cap Growth Fund
(57)   Morgan Stanley Dean Witter Special Value Fund
(58)   Morgan Stanley Dean Witter Strategist Fund
(59)   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(60)   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(61)   Morgan Stanley Dean Witter Total Market Index Fund
(62)   Morgan Stanley Dean Witter Total Return Trust
(63)   Morgan Stanley Dean Witter U.S. Government Money Market Trust
(64)   Morgan Stanley Dean Witter U.S. Government Securities Trust
(65)   Morgan Stanley Dean Witter Utilities Fund
(66)   Morgan Stanley Dean Witter Value-Added Market Series
(67)   Morgan Stanley Dean Witter Value Fund
(68)   Morgan Stanley Dean Witter Variable Investment Series
(69)   Morgan Stanley Dean Witter World Wide Income Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Mr. Purcell, who is a Trustee of the Registrant, none of the following persons has any position or office with the Registrant.

Name                       Positions and Office with MSDW Distributors
----                       -------------------------------------------

Michael T. Gregg           Vice President and Assistant Secretary.

James F. Higgins           Director

Philip J. Purcell          Director

Name                       Positions and Office with MSDW Distributors
----                       -------------------------------------------

John Schaeffer             Director

Charles Vadala             Senior Vice President and Financial Principal.

Item 28. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29. Management Services

         Registrant is not a party to any such management-related service contract.

Item 30. Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of February, 2000.

                                      MORGAN STANLEY DEAN WITTER
                                      TAX-EXEMPT SECURITIES TRUST

                                           By: /s/ Barry Fink
                                               ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures                           Title                                    Date

(1) Principal Executive Officer          Chairman, Chief Executive Officer
                                         and Trustee

By: /s/ Charles A. Fiumefreddo                                                    02/24/00
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer          Treasurer and Principal
                                         Accounting Officer

By: /s/ Thomas F. Caloia                                                          02/24/00
    --------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

  Charles A. Fiumefreddo (Chairman)
  Philip J. Purcell

By: /s/ Barry Fink                                                                02/24/00
    --------------------------
        Barry Fink
        Attorney-in-Fact

 Michael Bozic      Manuel H. Johnson
 Edwin J. Garn      Michael E. Nugent
 Wayne E. Hedien    John L. Schroeder

By: /s/David M. Butowsky                                                          02/24/00
    --------------------------
       David M. Butowsky
       Attorney-in-Fact

             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                                  EXHIBIT INDEX


2.      Amended and Restated By-Laws of the Registrant, dated May 1, 1999.

6. Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees, dated May 8, 1997.

9.      Opinion of Sheldon Curtis, Esq., Dated April 29, 1987.

10.     Consent of Independent Accountants.